UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 22, 2012

Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1 IMATION WAY OAKDALE, MINNESOTA	55128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(651) 704-4000
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Reference is made to the Registrant's press release discussing the Company's financial results for the quarter ended September 30, 2012, the realignment of the Company’s global business into two new business units, a cost reduction program, and the Company’s increased focus on data storage and security including exploring strategic options for its consumer electronics brands and businesses, dated October 24, 2012, which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.05. Costs Associated with Exit or Disposal Activities

On October 22, 2012, the Board of Directors approved the Company’s restructuring program in order to realign its business structure and reduce operating expenses by approximately 25 percent.  The program will address product line rationalization and infrastructure, and include a reduction of approximately 20 percent of its global workforce. The Company anticipates it will incur between $50 million and $60 million in restructuring and related charges, the majority of which will occur in 2013, of which approximately $40 million will be cash expenditures. This restructuring action will include between $15 million and $25 million for severance and one-time termination benefits, between $5 million and $15 million for asset impairments and between $20 million and $25 million for other charges.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

99.1   Reference is made to the Registrant's press release discussing the Company's financial results for the quarter ended September 30, 2012, the realignment of the Company’s global business into two new business units, a cost reduction program, and the Company’s increased focus on data storage and security including exploring strategic options for its consumer electronics brands and businesses, dated October 24, 2012, which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp.
(REGISTRANT)

Date:	October 24, 2012	By:	/s/ Paul R. Zeller
Paul R. Zeller
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1

Reference is made to the Registrant's press release discussing the Company's financial results for the quarter ended September 30, 2012, the realignment of the Company’s global business into two new business units, a cost reduction program, and the Company’s increased focus on data storage and security including exploring strategic options for its consumer electronics brands and businesses, dated October 24, 2012, which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.